UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 13, 2009
NEWBRIDGE BANCORP
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (336) 369-0900
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 — Departure of Directors or Principal Officers; Appointment of Principal Officers	3

Signatures	4

Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers
Gary G. Blosser, a director of NewBridge Bancorp (the “Company”) and NewBridge Bank, its banking subsidiary (the “Bank”), elected not to stand for re-election to the NewBridge Bancorp Board at the 2009 Annual Meeting of Shareholders and, accordingly, his term as a director of NewBridge Bancorp expired as of the Meeting, His term on the NewBridge Bank Board of Directors will expire at its annual meeting of shareholder on May 20, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 15, 2009	NEWBRIDGE BANCORP

	By:	/s/ Ramsey K. Hamadi

Ramsey K. Hamadi, Chief Financial Officer